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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 23, 2003

CARROLL SHELBY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-49738 (Commission File Number)	86-1012155 (IRS Employer I.D. Number)

11150 West Olympic Blvd., Suite 1050
Los Angeles, California 90064
(Address of principal executive offices)

Registrant's telephone number, including area code: (310) 914-1843

Ginseng Forest, Inc.
(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

        On June 23, 2003, the Registrant closed its previously announced agreement (the "Exchange Agreement") to acquire all of the outstanding common stock of Carroll Shelby Licensing, Inc. and Shelby Automobiles, Inc. (the "Shelby Companies") for 9,087,866 shares of the Registrant's common stock and a promissory note issued by the Registrant to the Shelby Companies security holders in the amount of $2,000,000 due December 31, 2003, all as more fully described in Exhibit 10.1 to the Registrant's Current Report on Form 8-K dated June 3, 2003.

        On July 28, 2003, the Registrant changed its name to Carroll Shelby International, Inc., increase its authorized common shares to 25 million and authorized the issuance of up to 5 million shares of preferred stock.

        The purpose of this Form 8-K/A is to include the financial statements and financial information required as a result of the closing of the Exchange Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (a)
  Proforma financial information
  (b)
  Financial statements of Carroll Shelby International, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLL SHELBY INTERNATIONAL, INC. (Registrant)
	By:	/s/ JOHN LUFT John Luft, President
Dated: August 25, 2003

CARROLL SHELBY INTERNATIONAL, INC.
ITEM 7. FORM 8-K
AUGUST, 2003

GENERAL

        The following unaudited pro forma combined condensed statements of operations for the year ended December 31, 2002 and the six months ended June 30, 2003 and 2002, reflect the acquisition of Carroll Shelby Licensing, Inc. and Shelby Automobiles, Inc. ("Shelby") by Carroll Shelby International, Inc. (formerly Ginseng Forest, Inc.) ("Ginseng) through the exchange of stock, as if it had occurred January 1, 2002, the first day of the immediately preceeding fiscal year of both entities. The acquisition was accomplished on June 23, 2003 through the exchange of all of the outstanding common shares of Shelby for 9,087,866 common shares of Ginseng common stock, representing a controlling interest in Ginseng, and a note payable from Ginseng to the Shelby shareholders. For the company's most recent balance sheet that includes this transaction, see its Form 10Q report for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission.

        The acquisition of Shelby is considered a reverse acquisition and accounted for under the purchase method of accounting. Under reverse acquisition accounting, Shelby is considered the acquirer for accounting and financial reporting purposes and acquired the assets and assumed the liabilities of Adriatic. Under the purchase method of accounting, assets acquired and liabilities assumed are recorded at their fair values. No adjustments have been made in the pro forma balance sheet to the carrying values of the Ginseng assets acquired or liabilities assumed since management believes that their carrying values approximate fair value.

PROFORMA ADJUSTMENTS

        The proforma adjustments given effect in the following unaudited combined condensed statements of operations are described as follows:

  (a)
  To record the proforma effect of Ginseng's net operating loss on the income tax provision during the period..

  (b)
  The weighted average shares outstanding during these periods includes the issuance of 9,087,866 shares of common stock of Ginseng to the shareholders of Shelby as if such shares had been outstanding since the beginning of the period and any additional outstanding common shares of Ginseng for the periods actually issued and outstanding.

CARROLL SHELBY INTERNATIONAL, INC.
(formerly Ginseng Forest, Inc.)
Proforma Condensed Statement of Operations
For the six months ended June 30, 2003
(Unaudited)

	Shelby	Ginseng	Pro Forma Adjustments		Pro Forma Amounts
Revenue	$518,132	$—	$—		$518,132
Expenses:
Selling and marketing expenses	179,831	26,707	—		206,538
General and administrative expenses	195,846	7,205	—		203,051

Total operating expenses	375,677	33,912			409,589
Net income (loss) from operations	142,455	(33,912)	108,543
Interest expense	(1,670)	—	(1,670)
Other income	12,000	—			12,000

Net (income) loss before income taxes	152,785	(33,912)			118,873
Income tax expense	54,800	—	(7,300	)(a)	47,500

NET LOSS	$97,985	$(33,912)	$7,300		$71,373

Net loss per share of common stock—basic and diluted	$.01				$.01

Weighted average number of common shares outstanding	9,087,866				12,855,866	(b)

CARROLL SHELBY INTERNATIONAL, INC.
(formerly Ginseng Forest, Inc.)
Proforma Condensed Statement of Operations
For the year ended December 31, 2002
(Unaudited)

	Shelby	Ginseng	Pro Forma Adjustments	Pro Forma Amounts
Revenue	$598,988	$—	$—	$598,988
Expenses:
Selling and marketing expenses	314,667	—	—	314,667
General and administrative expenses	906,484	46,865	—	953,349

Total operating expenses	1,221,151	46,865	1,268,016
Net income (loss) from operations	(622,163)	(46,865)	(669,028)
Interest expense	(24,378)	—	(24,378)
Other income	85,516	—	85,516

Net (income) loss before income taxes	(561,025)	(46,865)		(607,890)
Income tax expense	—	—		—

NET LOSS	$(561,025)	$(46,865)	$—	$(607,890)

Net loss per share of common stock — basic and diluted	$(.06)			$(.05)

Weighted average number of common shares outstanding	9,087,866			12,855,866 (b)

CARROLL SHELBY INTERNATIONAL, INC.
(formerly Ginseng Forest, Inc.)
Proforma Condensed Statement of Operations
For the six months ended June 30, 2002
(Unaudited)

	Shelby	Ginseng	Pro Forma Adjustments	Pro Forma Amounts
Revenue	$262,050	$—	$—	$262,050
Expenses:
Selling and marketing expenses	220,300	—	—	220,300
General and administrative expenses	380,690	31,483	—	412,173

Total operating expenses	600,990	31,483		632,473
Net income (loss) from operations	(338,940)	(31,483)		(370,423)
Interest expense	(13,853)	—		(13,853)
Other income	10,000	—		10,000

Net (income) loss before income taxes	(342,793)	(31,483)	(374,276)
Income tax expense	—	—	—

NET LOSS	$(342,793)	$(31,483)	$—	$(374,276)

Net loss per share of common stock—basic and diluted	$(.04)			$(.03)

Weighted average number of common shares outstanding	9,087,866			12,442,540 (b)

CARROLL SHELBY LICENSING, INC.
FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2002 AND 2001

CARROLL SHELBY LICENSING, INC.

CONTENTS

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Carroll Shelby Licensing, Inc.

We have audited the accompanying balance sheets of Shelby Licensing International, Inc. as of December 31, 2002 and 2001 and the related statements of operations, changes in shareholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carroll Shelby Licensing, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Spicer, Jefferies & Co.

Denver, Colorado
May 22, 2003

CARROLL SHELBY LICENSING, INC.

BALANCE SHEETS

		December 31,
	June 30, 2003
		2002	2001
	(unaudited)
ASSETS
Current Assets
Cash	$—	$22,929	$179,836
Accounts receivable	30,940	132,143	268,940
Due from related parties	7,533	7,321	7,348

Total current assets	38,473	162,393	456,124

Property and equipment, at cost	1,126,856	1,133,776	1,128,393
Less: accumulated depreciation	(985,290)	(913,782)	(770,768)

	141,566	219,994	357,625

Other Assets:
Deposits	8,282	8,282	8,282

Total assets	$188,321	$390,669	$822,031

LIABILITIES AND SHAREHOLDER'S EQUITY
Current Liabilities
Accounts payable	$112,460	$148,609	$193,604
Due to shareholder	116,434	314,467	8,878
Current portion of long term debt	17,016	83,167	130,931

Total current liabilities	245,910	546,243	333,413

Long term debt	—	—	83,167

Commitments
Shareholder's equity:
Common stock, $1.00 par, authorized 100,000 shares, 1,000 shares issued and outstanding	1,000	1,000	1,000
Retained earnings (deficit)	(58,589)	(156,574)	404,451

Total shareholder's equity	(57,589)	(155,574)	405,451

Total liabilities and shareholder's equity	$188,321	$390,669	$822,031

CARROLL SHELBY LICENSING, INC.

STATEMENTS OF OPERATIONS

	Six months ended June 30,		Year ended December 31,
	2003	2002	2002	2001
	(unaudited)	(unaudited)
REVENUES
Royalty income	$160,436	$212,637	$500,162	$1,186,004
Equipment rental	—	—	98,826	88,944
Sale of vintage automobile, net	357,696	49,413	—	—

Total revenues	518,132	262,050	598,988	1,274,948

EXPENSES
Selling expenses	179,831	220,300	314,667	359,984
General and administrative expenses	195,846	379,890	906,484	734,055

	375,677	600,190	1,221,151	1,094,039

Operating income	142,455	(338,140)	(622,163)	180,909

OTHER INCOME (EXPENSE)
Sublease rental income	12,000	10,000	84,947	6,698
Interest expense	(1,670)	(13,852)	(24,378)	(70,840)
Other	—	(800)	569	204

	10,330	(4,652)	61,138	(63,938)

Net income before income taxes	152,785	(342,792)	(561,025)	116,971
INCOME TAXES	(54,800)	—	—	—

NET INCOME (LOSS)	$97,985	$(342,792)	$(561,025)	$116,971

CARROLL SHELBY LICENSING, INC.

STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY

	Common Stock	Retained Earnings (Deficit)
BALANCES, December 31, 2000	$1,000	$287,480
Net income		116,971

BALANCES, December 31, 2001	1,000	404,451
Net income		(561,025)

BALANCES, December 31, 2002	$1,000	$(156,574)
Net income for six months		97,985

BALANCES, June 30, 2003 (unaudited)	$1,000	$(58,589)

CARROLL SHELBY LICENSING, INC.

STATEMENTS OF CASH FLOWS

	Six months ended June 30,		Year ended December 31,
	2003	2002	2002	2001
	(Unaudited)		(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$97,985	$(342,792)	$(561,025)	$116,971
Adjustments to reconcile net income to cash provided (used) by operating activities:
Depreciation and amortization	71,508	70,986	143,014	228,433
Decrease (increase) in receivables	101,203	126,070	136,797	(107,206)
Increase in other assets	(7,533)	(20,493)	—	—
(Decrease) increase in payables and accruals	(18,845)	32,238	(44,995)	(218,027)

Cash provided (used) by operating activities	244,318	(133,991)	(326,209)	20,171

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(10,384)	—	(5,383)	(22,673)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on notes payable	(66,151)	(86,887)	(83,167)	(165,043)
Increase in due to shareholder	89,288	41,042	305,589	216,561
Decrease (increase) in due from related parties	(280,000)		27	(111)

	(256,863)	(45,845)	222,449	51,407

INCREASE (DECREASE) IN CASH	(22,929)	(179,836)	(109,143)	48,905
CASH, Beginning of year	22,929	179,836	179,836	—

CASH, end of year	$—	$—	$70,693	$179,836

The accompanying notes are an integral part of this statement.

CARROLL SHELBY INTERNATIONAL, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—SIGNIFICANT ACCOUNTING POLICIES

Organization and Operations

        The Company was originally incorporated as O T C Packaging Company in Texas on April 22, 1986. In June 1998, the Company became Shelby American Management, Inc. and a final name change to Carroll Shelby Licensing, Inc. was approved in March, 1999. The Company owns and licenses various trademark and intellectual properties for the Carroll Shelby and related names.

        The Company's revenues are substantially royalties derived from licensing agreements with domestic companies including manufacturers of automobiles and accessories, clothing, video games and miscellaneous gift and novelty items.

Cash Equivalents

        For purposes of the statement cash flows, the Company considers money market funds with maturities of three months or less to be cash equivalents.

Accounts Receivable

        The Company uses the allowance method for accounting for bad debts. At December 31, 2002, the Company's management believes all receivables are collectible.

Property and Equipment

        Property and equipment are stated at cost. Depreciation is computed using the straight-line method over useful lives ranging from 3 to 10 years.

Impairment of Long-Lived Assets

        The Company reviews its long-lived assets for impairment whenever changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, the recoverability test is performed using undiscounted net cash flows estimated to be generated by the asset.

Income Taxes

        The Company's shareholder has elected for it to report as an S Corporation for income tax purposes. Accordingly, the Company does not pay Federal or state corporate income taxes because its items of taxable income or loss are reported by the shareholder.

Advertising Costs

        Advertising and marketing costs are expensed as incurred and totaled approximately $33,114 and $58,680 for the years ended December 31, 2002 and 2001, respectively.

Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

        The Company's financial instruments consist of cash, accounts receivable, accounts payable, loans payable, and amounts due to shareholder. It is management's opinion that the Company is not exposed to significant interest, currency or credit risk arising from its financial instruments and that their fair values approximate their carrying values, unless otherwise noted.

Recent Accounting Pronouncements

        In April 2002, the Financial Accounting Standards Board ("FASB") issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." Such standard requires any gain or loss on extinguishments of debt to be presented as a component of continuing operations (unless specific criteria are met) whereas SFAS No. 4 required that such gains and losses be classified as an extraordinary item in determining net income. Upon adoption of SFAS No. 145, the Company will reclassify any extraordinary gains and losses on the extinguishments of debt recorded in prior periods to continuing operations. The adoption of SFAS 145 did not have a material effect on the Company's financial position or results of operations.

        In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." Such standard requires costs associated with exit or disposal activities (including restructurings) to be recognized when the costs are incurred, rather than at a date of commitment to an exit or disposal plan. SFAS No. 146 nullifies EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)."

        Under SFAS No. 146, a liability related to an exit or disposal activity is not recognized until such liability has actually been incurred whereas under EITF Issue No. 94-3 a liability was recognized at the time of a commitment to an exit or disposal plan. The provisions of this standard are effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not have a material effect on the Company's financial position or results of operations.

        On December 31, 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation—Transition and Disclosure." This standard amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. This standard also requires prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The adoption of SFAS 148 did not have a material effect on the Company's financial position or results of operations.

NOTE 2—NOTES PAYABLE

        The Company's notes payable at each year end are follows:

	2002	2001
Installment note payable, due $9,883 monthly including interest at 7.5%, secured by transportation equipment, due September, 2003	$83,167	$187,971
Installment note payable, due $8,915 monthly including interest at 7.5%, secured by transportation equipment, due March, 2002	—	26,127

	83,167	214,098
Less: current portion	83,167	130,931

	$—	$83,167

NOTE 3—PROPERTY AND EQUIPMENT

        Property and equipment consists of the following at December 31, 2002 and 2001:

	2002	2001
Truck with trailer	$478,079	$478,079
Airplane	300,000	300,000
Automobiles	306,587	303,587
Furniture and equipment	37,553	35,170
Leasehold improvements	11,557	11,557

	1,133,776	1,128,393
Accumulated depreciation	(913,782)	(770,768)

	$219,994	$357,625

        Depreciation expense was $143,014 and $228,433 for the years ended December 31, 2002 and 2001, respectively.

NOTE 4—RELATED PARTY TRANSACTIONS

        The Company's shareholder holds the trademarks that are the subject of its licensing agreeements. The shareholder has assigned all rights and obligations of the trademarks to the Company and the Company enters into any related licensing agreements with licensees directly. The Company has entered into a non exclusive licensing agreement for use of the trademarks with a related entity owned by its shareholder. It received $165,000 and $396,945 of royalty income from the related company for the years ended December 31, 2002 and 2001, respectively.

        In addition, the Company rents certain of its transportation equipment to related entities owned by its shareholder. It received $98,826 and $88,944 from such rentals for the years ended December 31, 2002 and 2001, respectively.

        The Company also subleases a portion of its office space to related entities. During the years ended December 31, 2002 and 2001, it received $62,947 and $40,170 respectively.

        The Company's shareholder advances funds for operating capital from time to time. These advances are non interest bearing and do not have a due date. Repayments are made when working capital is adequate. The outstanding balances of such advances due to the shareholder were $314,467 and $8,878 at December 31, 2002 and 2001, respectively.

NOTE 6—COMMITMENTS

        The Company leases its office space under the terms of a joint and several lease agreement with an unrelated cotenant. The amounts in the following table are the Company's one half share of the minimum lease obligation. If the cotenant could not meet it obligation under the lease, the Company would be required to assume additional rental expenses approximately equal to the amounts shown below.

Year	Amount
2003	$93,936
2004	$96,754
2005	$8,082

        During the years ended December 31, 2002 and 2001, the Company paid rent expenses of $90,534 and $87,987, respectively, including annual escalation of base operating expenses as defined in the agreement.

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
CARROLL SHELBY INTERNATIONAL, INC. ITEM 7. FORM 8-K AUGUST, 2003
CARROLL SHELBY INTERNATIONAL, INC. (formerly Ginseng Forest, Inc.) Proforma Condensed Statement of Operations For the six months ended June 30, 2003 (Unaudited)
CARROLL SHELBY INTERNATIONAL, INC. (formerly Ginseng Forest, Inc.) Proforma Condensed Statement of Operations For the year ended December 31, 2002 (Unaudited)
CARROLL SHELBY INTERNATIONAL, INC. (formerly Ginseng Forest, Inc.) Proforma Condensed Statement of Operations For the six months ended June 30, 2002 (Unaudited)
CARROLL SHELBY LICENSING, INC. FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2002 AND 2001
CARROLL SHELBY LICENSING, INC. CONTENTS
INDEPENDENT AUDITORS' REPORT
CARROLL SHELBY LICENSING, INC. BALANCE SHEETS
CARROLL SHELBY LICENSING, INC. STATEMENTS OF OPERATIONS
CARROLL SHELBY LICENSING, INC. STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY
CARROLL SHELBY LICENSING, INC. STATEMENTS OF CASH FLOWS
CARROLL SHELBY INTERNATIONAL, INC. NOTES TO FINANCIAL STATEMENTS